Credit facility (Narrative) (Details) - Trafigura PTE Ltd [Member] - USD ($) $ in Millions		12 Months Ended
	Aug. 14, 2024	Dec. 31, 2025	Dec. 31, 2024
Disclosure of credit risk exposure [Line items]
Credit facility	$ 15.0
Term of credit facility loan	The Credit Facility is secured by share and asset pledges of all the Company’s material Mexican subsidiaries. The term of the Credit Facility is for a period of 36 months which includes a principal repayment grace period of 12 months, and bears interest of U.S. SOFR rate plus 6% per annum on cumulative drawings up to $12 million and 6.5% thereafter. The Credit Facility was drawn for $10.0 million in August 2024 and is paid in equal monthly installments of $0.6 million commencing after expiry of the grace period.
Borrowing costs capitalised		$ 1.3	$ 0.5